GOING CONCERN	12 Months Ended
Dec. 31, 2015
Going Concern [Abstract]
GOING CONCERN
NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared in conformity with GAAP, which contemplate continuation of the Company as a going concern. The Company has generated nominal revenues since inception, has sustained losses since its organization and requires funding to generate revenue.  These conditions raise substantial doubt as to the Company's ability to continue as a going concern.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses.  The Company can give no assurances that it can or will become financially viable and continue as a going concern.